SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 11, 2006

CLAREMONT TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50240	98-0338263
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Xu Zuqiang, Chief Executive Officer

Anlian Building, Suite #A 1501,

Futian District, Shenzhen, China

Address of principal executive offices

Registrant’s telephone number:  (212)561-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Claremont Technologies Corp. (“we” or the “Company”) previously reported in its 8-K Current Report, dated October 10, 2006, that we were implementing a 1-for-100 reverse stock split of our common stock effective as of the open of trading on Wednesday, October 11, 2006. As a result of an internal clerical error on the part of NASDAQ, the 1-for-100 reverse stock split to take effect today was incorrectly entered as a 1-for-1,000 reverse stock split.  As a result of such error, NASDAQ has implemented a halt on trading of our common stock for today, October 11, 2006, in order to avoid potential confusion in the marketplace.  We have been informed by NASDAQ that trading of our common stock will resume at the open of business tomorrow, October 12, 2006, on a 1-for-100 post-reverse stock split basis under the new ticker symbol “CLMN”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2006

CLAREMONT TECHNOLOGIES CORP.

By: /s/ Xu Zuqiang

       Xu Zuqiang, Chief Executive Officer

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